Exhibit 99.1

FOR IMMEDIATE RELEASE	For Further Information:
Jill Peters, Investor Relations Contact
(310) 893-7456 or investorrelations@kbhome.com

KB HOME ANNOUNCES PUBLIC OFFERING OF SENIOR NOTES

LOS ANGELES (June 7, 2022) — KB Home (NYSE: KBH) today announced that it has commenced a public offering of $350.0 million in aggregate principal amount of senior unsecured notes due 2030. Citigroup Global Markets Inc., BofA Securities, Inc., BNP Paribas Securities Corp., Fifth Third Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, are acting as book-running managers for this offering.

The senior notes will be guaranteed on an unsecured basis by KB Home’s subsidiaries that have guaranteed KB Home’s outstanding senior notes. KB Home intends to use the net proceeds from this offering together with cash on hand, as needed, toward the retirement of its outstanding 7.5% Senior Notes due 2022, by redemption pursuant to the optional redemption terms specified for such notes, purchase or repayment at maturity, and the remaining net proceeds, if any, from this offering for general corporate purposes.

The senior notes offering is being made pursuant to an existing shelf registration statement that KB Home previously filed with the Securities and Exchange Commission (“SEC”). A copy of the prospectus supplement and accompanying prospectus describing the senior notes offering, when available, may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or by contacting Citigroup at the following address: c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, email: prospectusdept@citi.com or toll free at 1-800-831-9146, or BofA Securities at the following address: BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, email: dg.prospectus_requests@bofa.com, or BNP PARIBAS at the following address: Attn: Syndicate Desk, 787 Seventh Avenue, New York, NY 10019, email: DL.US.Syndicate.Support@us.bnpparibas.com or toll free at 1-800-854-5674, or Fifth Third Securities, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, toll free at 1-866-531-5353, or J.P. Morgan Securities LLC at the following address: c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling (866)-803-9204, or Wells Fargo Securities at the following address: Attn: WFS Customer Service, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, email: wfscustomerservice@wellsfargo.com or toll free at 1-800-645-3751.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The senior notes offering is being made only by means of the prospectus supplement and the accompanying prospectus. This press release does not constitute a notice of redemption with respect to KB Home’s 7.5% Senior Notes due 2022.

About KB Home

KB Home is one of the largest and most recognized homebuilders in the United States and has built over 655,000 quality homes in our 65-year history. Today, KB Home operates in 47 markets from coast to coast. What sets KB Home apart is the exceptional personalization we offer our homebuyers—from those buying their first home to experienced buyers—allowing them to make their home uniquely their own, at a price that fits their budget. As the leader in energy-efficient homebuilding, KB Home was the first builder to make every home it builds ENERGY STAR® certified, a standard of energy performance achieved by fewer than 10% of new homes in America, and has built more ENERGY STAR certified homes than any other builder. An energy-efficient KB home helps lower the cost of ownership and is designed to be healthier, more comfortable and better for the environment than new homes without certification. We build strong, personal relationships with our customers so they have a real partner in the homebuying process. As a result, we have the distinction of being the #1 customer-ranked national homebuilder in third-party buyer satisfaction surveys.

Forward-Looking and Cautionary Statements

Certain matters discussed in this press release, including any statements that are predictive in nature or concern future market and economic conditions, business and prospects, our future financial and operational performance, or our future actions and their expected results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance. We do not have a specific policy or intent of updating or revising forward-looking statements. Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. The most important risk factors that could cause our actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to the following: general economic, employment and business conditions; population growth, household formations and demographic trends; conditions in the capital, credit and financial markets; our ability to access external financing sources and raise capital through the issuance of common stock, debt or other securities, and/or project financing, on favorable terms; the execution of any securities repurchases pursuant to our board of directors’ authorization; material and trade costs and availability, including building materials, especially lumber, and appliances; consumer and producer price inflation; changes in interest rates; our debt level, including our ratio of debt to capital, and our ability to adjust our debt level and maturity schedule; our compliance with the terms of our revolving credit facility; volatility in the market price of our common stock; home selling prices, including our homes’ selling prices, increasing at a faster rate than consumer incomes; weak or declining consumer confidence, either generally or specifically with respect to purchasing homes; competition from other sellers of new and resale homes; weather events, significant natural disasters and other climate and environmental factors; any failure of lawmakers to agree on a budget or appropriation legislation to fund the federal government’s operations, and financial markets’ and businesses’ reactions to any such failure; government actions, policies, programs and regulations directed at or affecting the housing market (including the tax benefits associated with purchasing and owning a home, and the standards, fees and size limits applicable to the purchase or insuring of mortgage loans by government-sponsored enterprises and government agencies), the homebuilding industry, or construction activities; changes in existing tax laws or enacted corporate income tax rates, including those resulting from regulatory guidance and interpretations issued with respect thereto; changes in U.S. trade policies, including the imposition of tariffs and duties on homebuilding materials and products, and related trade disputes with and retaliatory measures taken by other countries; disruptions in world and regional trade flows, economic activity and supply chains due to the military conflict in Ukraine, including those stemming from wide-ranging sanctions the U.S. and other countries have imposed or may further impose on Russian business sectors, financial organizations, individuals and raw materials, the impact of which may, among other things, increase our operational costs, exacerbate building materials and appliance shortages and/or reduce our revenues and earnings; the adoption of new or amended financial accounting standards and the guidance and/or interpretations with respect thereto; the availability and cost of land in desirable areas and our ability to timely develop acquired land parcels and open new home communities; our warranty claims experience with respect to homes previously delivered and actual warranty costs incurred; costs and/or charges arising from regulatory compliance requirements or from legal, arbitral or regulatory proceedings, investigations, claims or settlements, including unfavorable outcomes in any such matters resulting in actual or potential monetary damage awards, penalties, fines or other direct or indirect payments, or injunctions, consent decrees or other voluntary or involuntary restrictions or adjustments to our business operations or practices that are beyond our current expectations and/or accruals; our ability to use/realize the net deferred tax assets we have generated; our ability to successfully implement our current and planned strategies and initiatives related to our product, geographic and market positioning, gaining share and scale in our served markets and in entering into new markets; our operational and investment concentration in markets in California; consumer interest in our new home communities and products, particularly from first-time homebuyers and higher-income consumers; our ability to generate orders and convert our backlog of orders to home deliveries and revenues, particularly in key markets in California; our ability to successfully implement our business strategies and achieve any associated financial and operational targets and objectives, including those discussed in this release or in other public filings, presentations or disclosures; income tax expense volatility associated with stock-based compensation; the ability of our homebuyers to obtain residential mortgage loans and mortgage banking services; the performance of mortgage lenders to our homebuyers; the performance of KBHS Home Loans LLC, our mortgage banking joint venture; information technology failures and data security breaches; an epidemic or pandemic (such as the outbreak and worldwide spread of COVID-19), and the control response measures that international (including China), federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more of the above-mentioned and/or other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period; and other events outside of our control. Please see our periodic reports and other filings with the Securities and Exchange Commission for a further discussion of these and other risks and uncertainties applicable to our business.

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